SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 14, 2002

                       SYNAPTIC PHARMACEUTICAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                               0-27324 22-285-9704
          (Commission File Number) (I.R.S. Employer Identification No.)

                                215 College Road
                         Paramus, New Jersey 07652-1431
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (201) 261-1331





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Item 9.  Regulation FD Disclosure.


     On August 14, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), Synaptic Pharmaceutical Corporation submitted to the Securities and Exchange Commission the certification by its Chief Executive Officer and Principal Accounting Officer of the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.

     A copy of the statement is attached as Exhibit 99 to this Form 8-K and is incorporated by reference herein.


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Item 7. Exhibits.

Exhibit No.   Description
----------    ----------------------------------------------------------------

99 Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)







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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SYNAPTIC PHARMACEUTICAL CORPORATION
                                           (Registrant)

                                           By: /s/ Kathleen P. Mullinix
                                               -------------------------------
                                               Name: Kathleen P. Mullinix
                                               Title: President and
                                                        Chief Executive Officer